                                             UAM Funds
                                             Funds for the Informed Investor(sm)

FPA Crescent Portfolio
Semi-Annual Report                                   September 30, 2001



                                                                          [LOGO]

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   17
Statement of Changes in Net Assets ........................................   18
Financial Highlights ......................................................   19
Notes to Financial Statements .............................................   20
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

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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October 29, 2001
Dear Fellow Shareholders:

The third quarter of 2001 proved difficult for the stock market with every major index declining in the range of 14.68% (S&P 500) to 30.65% (Nasdaq). Even before September 11, the stock market had declined. Crescent has held up admirably in this period, declining 4.49% in the third quarter but still increasing 18.87% year-to-date.

When composing shareholder letters, I typically collect my thoughts on various bits of scrap paper and in the margins of articles in a folder that sit on the side of my desk. As of September 11, the folder itself has become scrap. What to write and how to write it are now colored by the events of the day. In my sixteen years in this business, a short tenure by comparison to many of my elder brethren, I have never had less clarity with respect to the global economy, U.S. corporate earnings growth, and the appropriate level of stock market valuation. This does not mean to intone that I have ever been clear in the past -- just a little less foggy. This also does not mean that I do not have an opinion. Those of you who know me well recognize that an opinion is something I seldom leave home without.

The mournful events of the past weeks have challenged the ethos of virtually all Americans -- and have rallied them. John F. Kennedy said, "Let every nation know, whether it wishes us well or ill, that we shall pay any price, bear any burden, meet any hardship, support any friend, oppose any foe to assure the survival and the success of liberty."/1/ That was and is true. These tragic events have dealt our nation's already sputtering economy a savage blow -- temporarily but not permanently crippling. Eschewing emotion and focusing on reason, we can see evidence as to an economic recovery in the future. The loss of life and physical capital is permanent, but our economy is a living organism that will once again prosper. How can a country with terrorists in their midst and enemies at their borders have a good economy? We need look no further than Israel for the answer.

Israel's economy grew at a compounded rate of 5% from 1990 - 2000 without a single recession./2/ We can learn a lesson from Israeli resilience. We will once again prosper as long as fear does not paralyze us. To be blunt, with consumer confidence in the crapper now, we cannot let another terrorist event flush the toilet. We cannot handicap emotion. We know we will be here 50 years from now and we know that stock averages will be many multiples of where they are today.

/1/ 1961 Inaugural Address
/2/ American Israeli Cooperative Enterprise

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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The U.S. economy was most likely in a recession preceding the events of
September 11. The deterioration in consumer confidence has only exacerbated the decline. We are in a recession of unusual character. For the first time this century, consumers did not lead the way into this downturn. American business, as a result of massive capacity additions in the 1990s, retrenched first and then cut capital spending. So, even without the issue of war and terrorism, we were in uncharted territory.

One of the drivers of the economic expansion and stock market boom of the 1990s was the perceived productivity improvement resulting from, among other things, technology and the globalization of the world economies. Technology productivity improvements have been less than envisioned; in fact, billions of dollars of capital evaporated as a result of misguided efforts to improve productivity. The Internet is not the panacea that many expected. Now, globalization has taken a step back. Growth in our economy is partially dependent on our ability to sell our products and services overseas and vice versa for our foreign exchange partners. Today, there is less demand than there was before and getting a product from country to country is more challenging.

Now, more than ever, investors need to ask themselves, "What is my time horizon?" If you have a near term capital call, e.g., you need to buy a house or send a child to college in the next few years, we recommend that you do not invest in the stock market. Stock market investing requires a longer time horizon, the longer the better. We borrowed a lot from future stock market returns in the 1990s. S&P 500 earnings growth was good, 10.2% from 1990 - 1999, but stock market returns were 20.6% for the same period. The dramatic difference between earnings growth and stock market returns solely results from earnings multiple expansion. The S&P 500 ended 1999 trading at 30.5x trailing earnings, as compared to 15.8x in 1990./3/ Such multiple expansion was clearly unsustainable. Currently, the S&P 500 trailing Price/Earnings ratio is 23.8x, 51.6% greater than the median P/E of the last 50 years./4/ We believe that P/E multiple expansion is unlikely from these levels and thus, for the next five years the stock market will be more dependent on growth in earnings. We also expect that earnings growth will be less than it was in the 1990s and will fall in the mid-single digit range over the next five years.

Some have argued that the stock market is either inexpensive today or fairly priced, given that interest rates are so low. Since 1926, the median P/E has been 15.7x. In periods when ten-year Treasuries have been as low as they are today, P/Es have been

/3/ Earnings data: Computstat.
/4/ According to Leuthold Group, the median S&P 500 P/E has been 15.7x.



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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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13x (1959) and 22x (1965)./5/ Earnings quality is lower today than it was at either of those two points in time and the global political and economic environments are less certain. This does not mean that one should not own equities. It does mean that one must have a larger margin of safety in their investment strategy. Hear the cautionary note when comparing what would have happened if you had purchased $1,000 of E-toys stock at any price last year. With E-toys currently out of business, that purchase would be worth nothing, a staggering loss of 100% for what many thought to be a leading company in the "new" economy. Had the same $1,000 been invested in Budweiser, the beer not the stock, then quaffed with the cans turned in for redemption, the value would stand at $27./6/ With the investment in beer having an infinitely greater value, the moral would seem to be that it is time to start drinking. Not wishing to either offend or appear to endorse this licentious alternative, we continue to focus on value investments that would have outperformed beer over the same period and, we believe, will continue to do so for the next number of years.

We believe that equity returns will most likely fall in the low- to mid-single digits over the next five years. Emotion is a roadblock to wealth creation. With patience, reason, and due diligence we hope to best that anemic forecast by focusing on buying businesses at substantial discounts to their intrinsic value and, when possible, concentrating in out-of-favor industries.

We find the energy sector an attractive place in which to invest today. The world's consumption of energy will continue to expand along with the world's economies. More specifically, the business of natural gas has some unique characteristics that make it an attractive place to invest for the next 10-20 years. The majority of the electric power generating facilities coming on stream today are natural gas powered. Meanwhile, there are less than 1,300 land-based drilling rigs today, down from more than 5,000 in 1981. As a result, small changes in demand will likely cause large changes in the price of natural gas. A somewhat colder winter last year caused natural gas prices to spike to $10 per mcf (thousand cubic feet) but they have since fallen to the $2.25 level. This almost 80% decline in price has decimated the stock prices of the natural gas service companies, including the drilling companies. The second largest land-based drilling company, Patterson-UTI, is Crescent's second largest position today. We also have a position in ENSCO, the largest jack-up driller in the Gulf of Mexico, and National-Oilwell, the largest manufacturer of rig parts in the country with more than 60% share. We have accumulated these positions after watching them decline more than 60% in price to levels where investing in them

/5/ Leuthold Group
/6/ Budweiser value: ($1,000/$5.50 per six pack) x 6 cans = 1,091 cans x $.025
    California redemption value = $27



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UAM FUNDS                                         FPA CRESCENT PORTFOLIO

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provides a large margin of safety. For example, in Patterson's case, we accumulated our position at less than 30% of its replacement cost. When natural gas pricing firms, these companies' stock should reflect significantly higher prices.

We were pleased to learn that the arts and crafts chain Michaels Stores, our largest investment, is one of the few retailers in the country to beat their operating plan in September. Desire for home activities and things red, white, and blue drove sales last month. We endeavor to build a portfolio of businesses that will prosper in different environments.

As always, Crescent continues to have a lower valuation than the comparative stock indexes listed below.

Ratios                                                              Lehman Bros.
(Weighted Average)              Crescent   Russell 2500   S&P 500   Gov't/Credit
------------------              --------   ------------   -------   ------------

Stocks
Price/Earnings TTM ...........   14.0x        22.7x        23.8x        --
Price/Earnings 2001 est ......   14.5x        21.6x        22.7x        --
Price/Book ...................    1.2x         1.9x         3.3x        --
Dividend Yield ...............    1.1%         1.6%         1.5%        --
--------------------------------------------------------------------------------

Bonds
Duration .....................    2.8 years     --           --        5.5 years
Maturity .....................    6.5 years     --           --        9.3 years
Yield ........................   15.5%          --           --        5.0%

Our ten largest equity positions represented 32.8% of the portfolio as of September 30, 2001. Listed below are Crescent' s ten largest holdings, excluding short-term investments, as of that date.

     Common & Preferred Stocks
     Michaels Stores
     Celanese
     Ross Stores
     Patterson-UTI Energy
     Big Lots
     Ventas
     Joy Global


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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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     Bonds & Notes
     American Greetings 11.75% Sr. Sub. Notes, due 7/15/08
     Hutchinson Technology Cv. 6.000%, due 3/15/05
     Sterling Chemical 12.375% Senior Secured Notes, due 7/15/06

Crescent had the following net asset composition at September 30, 2001.

Common Stocks, Long ............................................       58.58%
Preferred Stocks ...............................................        2.39%
Bonds & Notes ..................................................       22.15%
Accrued Income .................................................        0.36%
Common Stocks, Short ...........................................       (8.43)%
Cash & Other ...................................................       24.95%
                                                                       ------
   Total .......................................................      100.00%

I recently came across an old English proverb, "Love thy neighbor but keep thy hedge." In this uncertain environment we continue to seek, as always, good, growing businesses with strong balance sheets. Nevertheless, we remain comfortable having some equity positions that we have sold short. We do not suggest that these short positions will protect the total portfolio if the stock market continues its dramatic slide, but we do believe that having some equity sold short combined with higher-yielding bonds will provide equity-like rates of return with less risk than the stock market.

We have made more liberal use of shorting stocks to help dampen volatility and provide some (only some) downside protection. Shorts will never be either a large portion of the portfolio or large in size individually. Our total short position was 8.43% at September 30. We believe IBM is an unattractive enough investment today to have it sold short in Crescent. Louis Gerstener has made liberal use of various financial tools to show improving earnings over the last five years, including share repurchases, plan asset assumption changes, and declining tax rates. Compounded growth in earnings over the last five years was 10.7% but operating cash flow has declined. The low quality of earnings means that earnings are overstated and that the effective P/E is even higher than its reported 21x, a multiple usually accorded a growth stock, something IBM, with its deteriorating cash flow, is clearly not.

Crescent's charter remains to generate equity-like rates of return with less risk than the stock market. Some shorting of stocks helps and to further that end, high-yield and convertible bonds also appear as attractive alternatives today when the stock

                                        5
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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market valuations nudge historic highs. High-yield bonds have been poor performers for the last four years. Now, with the economy in recession, many such bonds are defaulting. I guess that's why they call them "junk." We do not expect defaults to peak before the second quarter of 2002, and then, at a minimum of 11% of junk bonds outstanding. As we move into an environment characterized, as we believe, by an economic rebound in the first half of 2002, high-yield bonds are poised to perform well in comparison to both Treasuries and stocks. High-yield bonds, on average, are trading at yields that are more than ten percentage points better than Treasuries. This means that a Treasury bond maturing in five years has a yield of just 3.75%, while an "average" high-yield bond would have a yield of 13.75%. With such a large yield margin, we are actively combing the high-yield landscape in search of those investments that will provide us upside opportunity while protecting our downside. Although this ten-point yield spread is at the highs reached in 1991, the quality of the companies in the basket is dramatically lower. Yield spreads are distorted by the disproportionate weighting of telecommunication companies in the index. (Debt of telecom companies peaked at more than 30% of the total junk market.)
If you take telecommunication companies out of the index, the high-yield market is still attractive, just not as attractive as it was at its 1991 peak. We are cautiously adding new high-yield investments to your portfolio.

Two investments that we recently added to Crescent serve as good examples of what we believe protect our downside while offering tremendous upside. One, Sterling Chemical 12.75% Notes due 7/15/2006 are not only guaranteed by the company but secured by many of its assets. Sterling filed for bankruptcy this past July. We began initiating a position in June, expecting the company to file for bankruptcy some time in the summer and, in fact, they did file Chapter 11 in July. We have studied private market transactions in the chemical industry, determined what it would cost to replace the existing facilities, and tried to estimate the future cash flow in order to assess the company's private market value. Our low-end estimate gives us a loan-to-value of 63%. This asset coverage gives us downside protection and a low-end expected return of 2% over 2.5 years. Our upside potential is that we would achieve an internal rate of return of greater than 30% if the company exits bankruptcy in two years. We like such potential upside return versus such perceived downside risk.

Another example of our risk-averse approach to higher-yielding corporate bonds is TWA's 12% Senior Secured Notes. These notes were secured by various assets, including an evergreen (consistently replenished) supply of parts. Although TWA was in bankruptcy, we purchased these bonds after American Airlines agreed to buy

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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TWA. Several financial issues were resolved and the bonds we purchased for
$100.99 in April were paid off for $112.73 in October -- a 21.4% internal rate of return.

In conclusion, we are not operating with blinders and ignoring the present economic weakness and global turmoil. Corporate America has a lot of capacity that needs to be absorbed before additional capital spending outlays and an economic recovery. World peace is far from a reality. There is the unknown and its attendant fear. I believe that Franklin Delano Roosevelt's statement that "The only thing we have to fear is fear itself," is as appropriate today as it was in 1933./7/ Just because we believe that we are acting as rational investors does not mean that we are ignoring the stock market's irrational participants. Doing so can be hazardous over the short-term.

Thank you for your continued support.

Respectfully,

/S/ Steven Romick

Steven Romick




/7/ First Inaugural Address

                                        7
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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                                                Balanced
                                               Benchmark     Lehman
                                 FPA          60% Russell   Brothers
                               Crescent       2500/40% LB    Gov't/   Russell
Time Period                    Portfolio      Gov't/Credit   Credit     2500
-----------                   -----------    -------------- --------  --------
Period Ended September 30, 2001

Third Quarter .................   -4.49%     -9.79%       4.76%       -18.81%
Year-to-Date ..................   18.87%     -6.23%       8.44%       -15.68%
--------------------------------------------------------------------------------
Year Ended December 31,
   2000........................    3.59%      7.85%      11.85%         4.27%
   1999........................   -6.28%     13.28%      -2.15%        24.15%
   1998........................    2.79%      4.92%       9.47%         0.38%
   1997........................   21.95%     18.53%       9.76%        24.36%
   1996........................   22.88%     12.59%       2.90%        19.03%
   1995........................   26.04%     26.72%      19.24%        31.70%
   1994........................    4.25%     -1.96%      -3.51%        -1.06%
--------------------------------------------------------------------------------
From Inception 6/2/93*.........   11.95%      9.66%       7.15%        10.67%


The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions.

*Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

        All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains. There are no assurances that a portfolio will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


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                     Definition of the Comparative Indices
                     -------------------------------------

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the portfolio's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.





The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2001 (Unaudited)

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PORTFOLIO OF INVESTMENTS
COMMON STOCK -- 58.6%

                                                                       Market
                                                         Shares        Value
                                                        --------    ------------
AUTOMOTIVE -- 0.7%
     Midas+...........................................    76,000    $    752,400
                                                                    ------------
BANKING -- 1.3%
     New York Community Bancorp.......................    55,350       1,284,673
                                                                    ------------
BUILDING & CONSTRUCTION -- 1.5%
     Dycom Industries* ...............................   129,700       1,504,520
                                                                    ------------
CHEMICALS -- 3.4%
     Celanese.........................................   220,000       3,410,000
                                                                    ------------
COMMUNICATIONS -- 0.3%
     Advanced Fibre Communication*....................    24,300         355,023
                                                                    ------------
COMPUTERS & SERVICES -- 1.4%
     Sandisk*.........................................   140,000       1,380,400
                                                                    ------------
ELECTRONIC COMPONENTS -- 0.4%
     Recoton*.........................................    33,500         413,725
                                                                    ------------
FINANCIAL SERVICES -- 4.7%
     Conseco*.........................................   305,000       2,214,300
     Interactive Data*................................   195,000       2,554,500
                                                                    ------------
                                                                       4,768,800
                                                                    ------------
INDUSTRIAL -- 5.1%
     Joy Global*......................................   194,000       2,880,900
     National-Oilwell* ...............................   155,000       2,247,500
                                                                    ------------
                                                                       5,128,400
                                                                    ------------
MANUFACTURING -- 6.2%
     Applied Films*..................................     52,000         871,000
     Coachmen Industries.............................    130,500       1,174,500
     National RV Holdings*...........................    104,000       1,040,000
     Palm Harbor Homes*..............................     23,000         430,100
     Trinity Industries..............................    125,000       2,706,250
                                                                    ------------
                                                                       6,221,850
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2001 (Unaudited)

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COMMON STOCK - continued

                                                                       Market
                                                         Shares        Value
                                                        --------    ------------

MEASURING DEVICES -- 1.5%
     Newport ........................................  110,000     $ 1,551,000
                                                                   -----------
MISCELLANEOUS BUSINESS SERVICES -- 0.9%
     Remedytemp, Cl A* ..............................   71,400         856,800
                                                                   -----------
PETROLEUM & FUEL PRODUCTS -- 6.9%
     Ensco International ............................  107,000       1,564,340
     Patterson-UTI Energy* ..........................  260,300       3,217,308
     Plains Resources* ..............................   85,000       2,210,000
                                                                   -----------
                                                                     6,991,648
                                                                   -----------
REAL ESTATE -- 4.0%
     Capital Automotive REIT ........................   55,000         969,100
     Ventas REIT ....................................  285,000       3,092,250
                                                                   -----------
                                                                     4,061,350
                                                                   -----------
RESTAURANTS -- 1.4%
     IHOP* ..........................................   53,000       1,388,600
                                                                   -----------
RETAIL -- 14.0%
     Big Lots* ......................................  385,000       3,191,650
     Charming Shoppes* ..............................  200,000         982,000
     Michaels Stores* ...............................  126,000       4,604,040
     Payless Shoesource* ............................    9,000         493,200
     Ross Stores ....................................  110,000       3,217,500
     Zale* ..........................................   60,000       1,588,800
                                                                   -----------
                                                                    14,077,190
                                                                   -----------
TECHNOLOGY -- 0.6%
     Galileo International ..........................   27,500         570,900
                                                                   -----------
TELEPHONES & TELECOMMUNICATIONS -- 1.7%
     Lightbridge* ...................................  162,300       1,663,575
                                                                   -----------
TRANSPORTATION -- 2.6%
     Pittston Brink's Group .........................  145,000       2,624,500
                                                                   -----------
     TOTAL COMMON STOCK
        (Cost $66,000,694) ..........................               59,005,354
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

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

UAM FUNDS                                                   FPA CRESCENT PORTFOLIO
                                                            SEPTEMBER 30, 2001 (Unaudited)

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PREFERRED STOCK -- 2.4%
                                                                                 Market
                                                                   Shares        Value
                                                                  --------    ------------
REAL ESTATE -- 2.4%
     Crown American Realty .................................       45,000     $ 2,277,000
     Prime Retail REIT* ....................................       57,500         129,375
                                                                              ------------
                                                                                2,406,375
                                                                              ------------
     TOTAL PREFERRED STOCK
        (Cost $3,282,957) ..................................                    2,406,375
                                                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.4%
                                                                  Face
                                                                 Amount
                                                                 ------

     Federal National Mortgage Association Pool # 323282
        7.500%, 07/01/28 ...................................  $ 1,416,248       1,471,567
                                                                              ------------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
        (Cost $1,466,685) ..................................                    1,471,567
                                                                              ------------
CORPORATE BONDS -- 20.8%

AIRLINES -- 2.6%
     Trans World Airlines++
        11.500%,  12/15/04 .................................    1,729,000       1,798,160
     Trans World Airlines++
        12.000%, 04/01/02 ..................................      736,000         780,160
                                                                              ------------
                                                                                2,578,320
                                                                              ------------
COMPUTERS & SERVICES -- 0.9%
     Solectron, Cv.
        0.000%, 05/08/20 ...................................    1,900,000         954,750
                                                                              ------------
FINANCIAL SERVICES -- 0.3%
     Conseco Finance
        10.250%, 06/01/02 ..................................      300,000         283,500
                                                                              ------------
HEALTH CARE -- 0.3%
     Triad Hospitals Holdings, Series B, Sr. Sub Note
        11.000%, 05/15/09 ..................................      297,000         320,018
                                                                              ------------
PRINTING & PUBLISHING -- 4.4%
     American Greetings, Inc.#
        11.750%, 07/15/08 ..................................    4,900,000       4,410,000
                                                                              ------------


The accompanying notes are an integral part of the financial statements.

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

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2001 (Unaudited)

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CORPORATE BONDS - (continued)

                                                                    Face         Market
                                                                   Amount        Value
                                                                  --------    ------------
RESTAURANTS -- 2.8%
     Advantica Restaurant Group
          11.250%, 01/15/08 ................................   $   626,057    $   381,895
     CKE Restaurants Cv.
          4.250%, 03/15/04 .................................     3,250,000      2,307,500
     CKE Restaurants, Sr. Sub Note
          9.125%, 05/01/09 .................................       175,000        140,000
                                                                              -----------
                                                                                2,829,395
                                                                              -----------
RETAIL -- 2.7%
     Charming Shoppes Cv.
          7.500%, 07/15/06..................................     2,550,000      2,384,250
     Homebase Cv. #
          5.250%, 11/01/04 .................................       864,000        318,600
                                                                              -----------
                                                                                2,702,850
                                                                              -----------
TECHNOLOGY -- 3.9%
     Hutchinson Technology Cv.
          6.000%,  03/15/05 ................................     4,500,000      3,937,500
                                                                              -----------
WHOLESALE -- 2.9%
     Standard Motor Cv.
          6.750%, 07/15/09 .................................       150,000        100,500
     Sterling Chemical, Series B ++
          12.375%, 07/15/06 ................................     3,600,000      2,826,000
                                                                              -----------
                                                                                2,926,500
                                                                              -----------
     TOTAL CORPORATE BONDS
          (Cost $22,285,037) ...............................                   20,942,833
                                                                              -----------

REPURCHASE AGREEMENT -- 6.0%
     Chase Securities, Inc.
        2.750%, dated 09/28/01, matures 10/01/01,
        to be repurchased at $6,041,384, collateralized
        by 5,797,078 of U.S. Treasury Obligations,
        valued at $6,040,067 (Cost $6,040,000) .............     6,040,000      6,040,000
                                                                              -----------
     TOTAL INVESTMENTS -- 89.2%
        (Cost $99,075,373) (a) .............................                   89,866,129
                                                                              -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

SECURITIES SOLD SHORT -- (8.4%)

                                                                      Market
                                                         Shares        Value
                                                        --------    ----------
COMMON STOCK -- (8.4%)
  Bally Total Fitness Holding* .......................   (16,000)   $ (324,960)
  Buca* ..............................................   (16,000)     (179,520)
  Cerner* ............................................   (17,000)     (841,500)
  Computer Sciences* .................................    (8,000)     (265,360)
  Cost Plus Inc. .....................................   (13,000)     (238,680)
  CVS ................................................   (15,000)     (498,000)
  Greater Bay Bancorp ................................    (7,000)     (162,890)
  Harley-Davidson ....................................   (15,000)     (607,500)
  Idexx Laboratories* ................................   (13,000)     (303,810)
  International Business Machines ....................    (5,500)     (507,650)
  Linens 'N Things* ..................................   (10,000)     (185,800)
  Maximus* ...........................................   (19,000)     (754,870)
  Tetra Tech* ........................................   (27,000)     (596,700)
  Tyco International Ltd. ............................   (14,000)     (637,000)
  UCBH Holdings ......................................   (16,000)     (466,880)
  United Rentals* ....................................   (50,000)     (867,000)
  Watson Pharmaceuticals* ............................   (15,000)     (820,650)
  Winn-Dixie Stores ..................................   (17,000)     (194,650)
                                                                    ----------
  TOTAL SECURITIES SOLD SHORT
   (Proceeds $9,723,448) ...........................                (8,453,420)
                                                                    ----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

WRITTEN OPTIONS -- 0.0%

                                                                     Market
                                                     Contracts        Value
                                                    -----------   -------------
Michaels Stores December 2001 $40 Call ..........        (40)     $     (11,800)
Michaels Stores December 2001 $50 Call ..........       (296)           (26,640)
                                                                  --------------
TOTAL OPTIONS
  (Premiums $76,610) ............................                       (38,440)
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- 19.2% ......                    19,355,562
                                                                  --------------
TOTAL NET ASSETS -- 100.0% ......................                 $ 100,729,831
                                                                  --------------

   * Non-Income producing security
   # 144A Security; certain conditions for public resale may exist.
   + All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
  ++ Security in default on interest payments.
  CL Class
  Cv Convertible
Ltd. Limited
 MTN Medium Term Note
REIT Real Estate Investment Trust
 (a) The cost for federal income tax purposes was $99,075,373. At September 30, 2001, net unrealized depreciation for all securities (excluding securities sold short and written options) based on tax cost was $9,209,244. This consisted of aggregate gross unrealized appreciation for all securities of $4,367,491 and aggregate gross unrealized depreciation for all securities of $13,576,735.

The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                               FPA CRESCENT PORTFOLIO
                                                                        SEPTEMBER 30, 2001 (Unaudited)

------------------------------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
Assets
Investments, at Cost..................................................................   $  99,075,373
                                                                                         =============
Investments, at Value -- Note A ......................................................   $  89,866,129
Cash .................................................................................         218,385
Deposits with Brokers for Securities Sold Short -- Note A ............................      24,035,004
Receivable for Portfolio Shares Sold .................................................       3,256,647
Receivable for Investments Sold ......................................................       2,426,354
Dividends and Interest Receivable ....................................................         358,153
                                                                                         -------------
  Total Assets .......................................................................     120,160,672
                                                                                         -------------
Liabilities
Securities Sold Short, at Value (Proceeds $9,723,448) -- Note A ......................       8,453,420
Call Options Written, at Value (Premiums Received $76,610) -- Note A .................          38,440
Payable for Portfolio Shares Redeemed ................................................       9,365,941
Payable for Investments Purchased ....................................................       1,446,497
Payable for Investment Advisory Fees -- Note B .......................................          89,173
Payable for Administrative Fees -- Note C ............................................          15,054
Payable for Dividends for Securities Sold Short ......................................           3,745
Payable for Trustees' Fees -- Note E .................................................              83
Other Liabilities ....................................................................          18,488
                                                                                         -------------
  Total Liabilities ..................................................................      19,430,841
                                                                                         -------------
Net Assets............................................................................   $ 100,729,831
                                                                                         =============
Net Assets Consist of:
Paid in Capital ......................................................................   $ 116,626,797
Undistributed Net Investment Income ..................................................         596,821
Accumulated Net Realized Loss ........................................................      (8,592,741)
Net Unrealized Depreciation ..........................................................      (7,901,046)
                                                                                         -------------
Net Assets............................................................................   $ 100,729,831
                                                                                         =============
Institutional Class Shares
Shares Issued and Outstanding (unlimited authorization, no par value) ................       6,666,087
                                                                                         -------------
Net Asset Value, Offering and Redemption Price Per Share .............................          $15.11
                                                                                                ======



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  FOR THE SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2001 (Unaudited)

-------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------
Investment Income
Interest ..............................................................   $   513,459
Dividends .............................................................     1,350,142
Less: Foreign Taxes Withheld ..........................................       (10,518)
                                                                          -----------
  Total Income ........................................................     1,853,083
                                                                          -----------
Expenses
Investment Advisory Fees -- Note B ....................................       483,333
Administrative Fees -- Note C .........................................        72,200
Shareholder Servicing Fees -- Note F ..................................        36,300
Transfer Agent Fees ...................................................        21,640
Reports to Shareholders ...............................................        19,980
Custodian Fees ........................................................        19,845
Legal Fees ............................................................        14,500
Audit Fees ............................................................         9,000
Registration and Filing Fees ..........................................         7,501
Short Sale Dividend Expense -- Note A .................................         6,932
Trustees' Fees -- Note E ..............................................         3,601
Other Expenses ........................................................        23,137
                                                                          -----------
  Net Expenses Before Expense Offset ..................................       717,969

  Expense Offset -- Note A ............................................        (6,525)
                                                                          -----------
  Net Expenses After Expense Offset ...................................       711,444
                                                                          -----------
Net Investment Income .................................................     1,141,639
                                                                          -----------
Net Realized Gain on:
  Investments .........................................................       192,204
  Securities Sold Short ...............................................     1,606,162
  Written Options .....................................................        36,761
                                                                          -----------
Net Realized Gain on Investments and Securities Sold Short ............     1,835,127
                                                                          -----------
Net Change in Unrealized Appreciation (Depreciation) on:
  Investments .........................................................    (3,822,895)
  Securities Sold Short ...............................................       825,470
  Written Options .....................................................        20,661
                                                                          -----------
Net Change in Unrealized Appreciation (Depreciation) ..................    (2,976,764)
                                                                          -----------
Net Loss on Investments, Securities Sold Short and Written Options ....    (1,141,637)
                                                                          -----------
Net Increase in Net Assets Resulting from Operations ..................   $         2
                                                                          ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
(Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months Ended  Year Ended
                                                September 30, 2001  March 31,
                                                    (Unaudited)       2001
                                                   -------------  ------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income ......................  $  1,141,63     $ 1,166,683
     Net Realized Gain (Loss) ...................     1,835,127     (3,162,263)*
     Net Change in Appreciation (Depreciation) ..    (2,976,764)     6,978,844
                                                   ------------   ------------
     Net Increase in Net Assets Resulting
          from Operations .......................             2      4,983,264
                                                   ------------   ------------
Distributions:
     Net Investment Income:
        Institutional Class .....................      (685,890)    (1,544,729)
        Institutional Service Class .............            --             --
     Net Realized Gain:
        Institutional Class .....................            --             --
        Institutional Service Class .............            --             --
                                                   ------------   ------------
     Total Distributions ........................      (685,890)    (1,544,729)
                                                   ------------   ------------
Capital Share Transactions: (A)
Institutional Class:
     Issued .....................................   172,350,029     31,837,025
     In Lieu of Cash Distributions ..............       652,884      1,427,067
     Redeemed ...................................  (116,637,370)   (46,748,489)*
                                                   ------------   ------------
     Net Increase (Decrease) from
      Institutional Class Shares ................    56,365,543    (13,484,397)
                                                   ------------   ------------
Institutional Service Class: (B)
     Issued .....................................            --         91,558
     In Lieu of Cash Distributions ..............            --             --
     Redeemed ...................................            --       (173,186)
                                                   ------------   ------------
     Net Increase (Decrease) from Institutional
      Service Class Shares ......................            --        (81,628)
                                                   ------------   ------------
     Net Increase from Capital Share
      Transactions ..............................    56,365,543    (13,566,025)
                                                   ------------   ------------
          Total Increase ........................    55,679,655    (10,127,490)
                                                   ------------   ------------
Net Assets:
     Beginning of Period ........................    45,050,176     55,177,666
                                                   ------------   ------------
     End of Period (including undistributed net
      investment income of $596,821 and
      $141,072, respectively) ...................  $100,729,831   $ 45,050,176
                                                   ============   ============
(A) Shares Issued and Redeemed:
Institutional Class:
     Shares Issued ..............................    10,880,675      2,320,269
     In Lieu of Cash Distributions ..............        41,374        116,456
     Shares Redeemed ............................    (7,505,069)    (3,590,964)*
                                                   ------------   ------------
     Net Increase (Decrease) from Institutional
      Class Shares ..............................     3,416,980     (1,154,239)
                                                   ============   ============
Institutional Service Class: (B)
     Shares Issued ..............................            --          7,342
     In Lieu of Cash Distributions ..............            --             --
     Shares Redeemed ............................            --        (13,883)
                                                   ------------   ------------
     Net Decrease from Institutional Service
        Class Shares.............................            --         (6,541)
                                                   ============   ============

* Includes realized loss and redemptions as a result of a redemption in kind (see Note H).
(B)  Institutional Service Class Shares fully liquidated its assets on May 1,
     2000.

The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                         FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                Selected Per Share Data & Ratios
                                                                  For a Share Outstanding Throughout Each Period

                                                             Institutional Class
                                ------------------------------------------------------------------------------------
                                  Six Months
                                    Ended
                                 September 30,                        Years Ended March 31,
                                     2001      ---------------------------------------------------------------------
                                 (Unaudited)      2001         2000           1999             1998          1997
                                -------------  ----------   ----------     ----------       ----------    ----------
  Net Asset Value,
    Beginning of Period .......   $   13.87    $   12.51    $    14.67     $    16.23       $    13.46    $    12.67
                                  ---------    ---------    ----------     ----------       ----------    ----------
  Income from Investment
    Operations
    Net Investment Income ++ ..        0.18         0.49          0.32           0.56             0.55          0.31
    Net Realized and Unrealized
       Gain (Loss) ++ ..........       1.20         1.43         (1.49)         (1.32)            2.88          2.16
                                  ---------    ---------    ----------     ----------       ----------    ----------
    Total from Investment
       Operations ..............       1.38         1.92         (1.17)         (0.76)            3.43          2.47
                                  ---------    ---------    ----------     ----------       ----------    ----------
  Distributions:
    Net Investment Income .....       (0.14)       (0.56)        (0.35)         (0.51)           (0.40)        (0.34)
    Net Realized Gain .........          --           --         (0.64)         (0.29)           (0.26)        (1.34)
                                  ---------    ---------    ----------     ----------       ----------    ----------
    Total Distributions .......       (0.14)       (0.56)        (0.99)         (0.80)           (0.66)        (1.68)
                                  ---------    ---------    ----------     ----------       ----------    ----------
  Net Asset Value,
    End of Period .............   $   15.11    $   13.87    $    12.51     $    14.67       $    16.23    $    13.46
                                  =========    =========    ==========     ==========       ==========    ==========
  Total Return ................        9.88%**     16.02%        (8.54)%        (4.71)%          25.96%        20.61%
                                  =========    =========    ==========     ==========       ==========    ==========
  Ratios and Supplemental Data
  Net Assets, End of Period
       (Thousands) ............   $ 100,730    $  45,050    $   55,096     $  173,613       $  247,833    $   65,619
  Ratio of Expenses to Average
       Net Assets .............        1.48%*       1.87%         1.49%          1.42%            1.45%         1.60%
  Ratio of Net Investment
    Income to Average
    Net Assets ................        2.36%*       2.79%         2.26%          3.67%            3.62%         2.77%
  Portfolio Turnover Rate .....          40%          37%           10%            36%              18%           45%

 *   Annualized
**   Not Annualized
++ Per share amounts are based on average outstanding shares for the years 1998 through 2000.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At September 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio had offered two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"), prior to May 1, 2000, when the Service Class Shares fully liquidated its assets. Both classes of shares had identical voting rights (except Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with a maturity of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may exceed net investment company taxable income and net capital gain, the excess, distributed from the Portfolio's assets, will generally be treated as a tax-free return of capital and will result in a reduction of shareholders' basis.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     5. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also be required to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Portfolio may also deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain the segregated account daily, at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

     6. Futures and Options Contracts: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write options on securities it owns or in which it may invest to increase its current returns.

     The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. At September 30, 2001, there were no outstanding futures contracts.

     During the period ended September 30, 2001, the Portfolio transacted in call options as follows:

                                                       No. of
                                                      Contracts      Premium
                                                      ---------     ---------
     Balance at beginning of period .......                 (50)    $(19,697)
     Written ..............................                (471)     (93,674)
     Expired ..............................                 185       36,761
                                                      ---------     --------
     Balance at end of period .............                (336)    $(76,610)
                                                      =========     ========

     7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

     8. Implementation of New Accounting Standards: The Portfolio implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on April 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

1.00% of the average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual, Plc., which gained control of United Asset Management Corporation (UAM) on September 26, 2000.

     C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator" or "SEI"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.093% of the average daily net assets of the Portfolio, an annual base fee of no more than $54,500. The Administrator may, at its sole discretion waive all or a portion of its fees.

     Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

     DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend dispersing agent for the Portfolio under a transfer agency agreement with the UAM Funds.

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc., (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are served by the financial representative.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     G. Purchases and Sales: For the period ended September 30, 2001, the Portfolio made purchases of $58,586,253 and sales of $15,258,604 of investment securities other than long-term U.S. Government and short-term securities.

     H. Other: At September 30, 2001, 51% of total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding of Institutional Class Shares.

     During the year ended March 31, 2001, the Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holdings. The value of the redemption was $2,704,477 (of which $258,287 was a realized loss). Institutional shares of 217,053 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Officers and Trustees                    Linda T. Gibson, Esq.
James F. Orr, III                        Vice President and Secretary
Trustee, President and Chairman
                                         Sherry Kajdan Vetterlein
John T. Bennett, Jr.                     Vice President and Assistant Secretary
Trustee
                                         Christopher Salfi
Nancy J. Dunn                            Treasurer
Trustee
                                         Molly S. Mugler
Philip D. English                        Assistant Secretary
Trustee

William A. Humenuk
Trustee



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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                        -----------------------------
                                        This report has been prepared
                                        for shareholders and may be
                                        distributed to others only if
                                        preceded or accompanied by a
                                        current prospectus.
                                        -----------------------------